UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 13, 2018

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia		23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Approval of Second Amendment to Appendix G to the Huntington Ingalls Industries Supplemental Plan 2—Officers Supplemental Executive Retirement Plan. On December 13, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Huntington Ingalls Industries, Inc. (the “Company”) approved a Second Amendment to Appendix G to the Huntington Ingalls Industries Supplemental Plan 2—Officers Supplemental Executive Retirement Plan (the “OSERP”). The amendment provides that no further employees will be eligible to participate in the OSERP as of December 31, 2018.

The OSERP provides enhanced retirement benefits to eligible officers of the Company to supplement benefits that are otherwise available under certain of the Company’s legacy qualified benefit plans.

The foregoing description of the OSERP is qualified by reference to the full text of the OSERP, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Approval of Amended and Restated Severance Plan for Elected and Appointed Officers of Huntington Ingalls Industries. On December 13, 2018, the Compensation Committee approved an amended and restated Severance Plan for Elected and Appointed Officers of Huntington Ingalls Industries, effective January 1, 2019 (the “Severance Plan”) to remove references to Section 162(m) of the Internal Revenue Code of 1986, as amended, and to clarify certain aspects of Plan administration. The Severance Plan provides severance benefits to eligible elected and appointed officers who reside and work in the United States.

The foregoing description of the Severance Plan is qualified by reference to the full text of the Severance Plan, which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Approval of Amended and Restated Huntington Ingalls Industries, Inc. Annual Incentive Plan. On December 13, 2018, the Compensation Committee approved an amended and restated Huntington Ingalls Industries, Inc. Annual Incentive Plan (the “AIP”) to remove references to Section 162(m) of the Internal Revenue Code of 1986, as amended, and references to the Performance-based Compensation Policy of Huntington Ingalls Industries, Inc. The AIP provides annual cash incentives to certain employees of the Company who impact the overall success and performance of the Company.

The foregoing description of the AIP is qualified by reference to the full text of the AIP, which is filed as Exhibit 10.3 to this Form 8-K and incorporated herein by reference.

Approval of Huntington Ingalls Industries, Inc. Amended and Restated Directors’ Compensation Policy. On December 14, 2018, the Board approved the Huntington Ingalls Industries, Inc. Amended and Restated Directors’ Compensation Policy (the “Director Compensation Policy”) to provide the Company’s non-employee directors with the option to receive stock units in lieu of the cash retainers to which directors would be entitled for serving on the Board. Such stock units will generally become payable within 30 days following the date the non-employee director leaves the Board, or, at the election of a director under the Board Deferred Compensation Policy who has met his or her Company stock ownership requirement, such stock units will be payable the fifth calendar year after the year in which the corresponding cash retainers were earned.

The Director Compensation Policy sets forth the cash compensation, equity awards and expense reimbursements to which the Company’s non-employee directors are entitled for their service as members of the Board.

The foregoing description of the Director Compensation Policy is qualified by reference to the full text of the Director Compensation Policy, which is filed as Exhibit 10.4 to this Form 8-K and incorporated herein by reference.

Approval of Huntington Ingalls Industries, Inc. Director Compensation Policy—Amended and Restated Board Deferred Compensation Policy. On December 14, 2018, the Board approved the Huntington Ingalls Industries, Inc. Director Compensation Policy—Amended and Restated Board Deferred Compensation Policy (the “Director Deferred Compensation Policy”) to provide the Company’s non-employee directors who have met their Company stock ownership requirements with the option to receive, in lieu of the cash retainers to which they would be entitled for serving on the Board, stock units. Such stock units will generally become payable within 30 days following the date the non-employee director leaves the Board, or, at the election of a director who has met his or her Company stock ownership requirement, such stock units will be payable the fifth calendar year after the year in which the corresponding cash retainers were earned.

The Director Deferred Compensation Policy provides for the ability of non-employee directors who have met their Company stock ownership requirements to elect to receive their annual equity awards under the Director Compensation Policy for the following year in the form of either shares of the Company’s common stock or stock units payable in five years. The Director Deferred Compensation Policy also provides for the ability of non-employee directors to elect to receive their cash retainers for the following year for service on the Board in the form of stock units. Such stock units will generally become payable within 30 days following the date the non-employee director leaves the Board, or, at the election of a director who has met his or her Company stock ownership requirement, such stock units will be payable the fifth calendar year after the year in which the corresponding cash retainers were earned.

The foregoing description of the Director Deferred Compensation Policy is qualified by reference to the full text of the Director Deferred Compensation Policy, which is filed as Exhibit 10.5 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Appendix G to Huntington Ingalls Industries Supplemental Plan 2 – Officers Supplemental Executive Retirement Plan, as amended January 7, 2015.

10.2	Severance Plan for Elected and Appointed Officers of Huntington Ingalls Industries, as amended and restated effective January 1, 2019.

10.3	Huntington Ingalls Industries, Inc. Annual Incentive Plan, as amended and restated December 13, 2018.

10.4	Huntington Ingalls Industries, Inc. Amended and Restated Directors’ Compensation Policy.

10.5	Huntington Ingalls Industries, Inc. Directors Compensation Policy – Amended and Restated Board Deferred Compensation Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: December 19, 2018	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President,
Associate General Counsel and Secretary